UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

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THE 12 INDEPENDENT DIRECTORS OF ARCONIC – THREE OF WHOM WERE NOMINATED BY ELLIOTT – SUPPORT ARCONIC MANAGEMENT AND KLAUS KLEINFELD
AS CHAIRMAN AND CEO
January 31, 2017 07:53 PM Eastern Standard Time

NEW YORK -- (BUSINESS WIRE)– Arconic Inc. (NYSE:ARNC) (the "Company") today confirmed that its Board of Directors unanimously supports Klaus Kleinfeld as the Company's Chairman and Chief Executive Officer.  In response to the press release issued by Elliott Management ("Elliott"), the Company's Board of Directors issued the following statement:

•	The Arconic Board of Directors is unanimous in its support of Mr. Kleinfeld as Chairman and Chief Executive Officer of the Company.

•	In addition to Mr. Kleinfeld, the Board consists of 12 directors, all of whom are independent.

•
The Board has been substantially reconstituted with new directors who have independent perspectives.  Six of the Board's 12 independent directors joined the Board within the last year:  3 were nominated by Elliott and joined the Board on February 5, 2016, and 3 were appointed to the Board on November 1, 2016 in connection with the Company's separation from Alcoa Corporation.

•	All of the directors are executives or former executives with a broad range of knowledge, experience and skills at the highest levels of both public and private companies.

•	The Board has conducted an intensive and extensive review of Elliott's allegations and has concluded that many of them are misleading or not substantiated.

•	The Board welcomes shareholder input and has an open dialogue with its shareholders

•	The Board has endeavored to work constructively with Elliott and believes that the continued effort by Elliott is disruptive and contrary to the best interests of all shareholders.

•	The Board is fully engaged and focused on overseeing the execution of the Company's strategic plan under Mr. Kleinfeld's leadership.

"Klaus and the management team are 100% focused on continuing to improve operating results, expand margins, improve return on net assets and deliver sustained shareholder value," said Pat Russo, Arconic's lead director. "The Board supports Klaus and the management team as they execute on our stated strategy."

The Board will present its recommended slate of director nominees in Arconic's definitive proxy statement and other materials, including the Company' s WHITE proxy card, to be filed with the U.S. Securities and Exchange Commission and mailed to all shareholders eligible to vote at the 2017 Annual Meeting, which has yet to be scheduled.

About Arconic
Arconic Inc. (NYSE: ARNC) creates breakthrough products that shape industries. Working in close partnership with our customers, we solve complex engineering challenges to transform the way we fly, drive, build and power. Through the ingenuity of our people and cutting-edge advanced manufacturing techniques, we deliver these products at a quality and efficiency that ensure customer success and shareholder value. For more information: www.arconic.com. Follow @arconic: Twitter, Instagram, Facebook, LinkedIn and YouTube.

Dissemination of Company Information
Arconic intends to make future announcements regarding Company developments and financial performance through its website at www.arconic.com.
Forward–Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "guidance," "goal," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic's Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Important Additional Information

Arconic Inc. ("Arconic") intends to file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for Arconic's 2017 Annual Meeting (the "Proxy Statement").  Arconic, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting.  Information regarding the names of Arconic's directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Alcoa Inc., which was Arconic's former name ("Alcoa"), for the fiscal year ended December 31, 2015, filed with the SEC on February 19, 2016, and Alcoa's proxy statement for the 2016 Annual Meeting, filed with the SEC on March 24, 2016.  To the extent holdings of such participants in Arconic's securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Details concerning the nominees of Arconic's Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL

RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Arconic free of charge from the SEC's website, www.sec.gov.  Arconic's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Arconic, Corporate Secretary's Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic's website at www.arconic.com.